                                                                    EXHIBIT 23.2



                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Vans, Inc.:

We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the Prospectus.



                                    KPMG LLP



Orange County, California
September 2, 1999


                                       E-3